                       STATEMENT OF ADDITIONAL INFORMATION
                  DECEMBER 22, 2005, AS AMENDED JANUARY 6, 2006
                 Sun America Focused Alpha Large-Cap Fund, Inc.
                           Harborside Financial Center
                                  3200 Plaza 5
                          Jersey City, New Jersey 07311
                                  (800)858-8850

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS                            1
ADDITIONAL RISK FACTORS                                                       8
DIRECTORS AND OFFICERS                                                       10
INVESTMENT ADVISORY AND OTHER SERVICES                                       17
DETERMINATION OF NET ASSET VALUE                                             27
PORTFOLIO TRADING                                                            28
TAXES                                                                        31
OTHER INFORMATION                                                            36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                36
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      37
Appendix A -- Ratings

     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC. (THE "FUND"), DATED DECEMBER 22, 2005, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT (800) 858-8850 (TOLL-FREE).

     CAPITALIZED TERMS USED IN THIS SAI AND NOT OTHERWISE DEFINED HAVE THE MEANINGS GIVEN THEM IN THE FUND'S PROSPECTUS.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. SAAMCo and/or the Subadvisers may, but are not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund's investment objectives.

BORROWINGS AND PREFERRED SHARES

     The Fund may (if SAAMCo determines such action to be appropriate), but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as "leverage." The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as SAAMCo may from time to time determine. Changes in the value of the Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the Common Stockholders of Common Stock. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to SAAMCo for advisory and administrative services and the Subadvisers for subadvisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including the proceeds from the issuance of preferred shares and other leverage.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares or (ii) issue any senior security representing indebtedness of the Fund, unless immediately after such issuance the value of the Fund's total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that the Fund does issue any preferred shares or senior securities representing indebtedness, the Fund will not be able to (i) pay dividends or declare any other distribution on any preferred shares or the common shares unless at the time of declaration of dividend or other distribution the value of the Fund's total assets is at least 200% of the liquidation value of preferred shares after giving effect to the dividend or other distribution. or (ii) pay dividends or declare any other distribution on any senior security representing indebtedness or the common shares unless at the time of declaration of a dividend or other distribution the value of the Fund's total assets is at least 300% of the face amount of such indebtedness after giving effect to the dividend or other distribution.

DERIVATIVE INSTRUMENTS

     Except as otherwise provided herein or as provided in the Prospectus, derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     Foreign exchange traded futures contracts and options thereon may be used only if a Subadviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

     A put option on a security may be written if a Subadviser intends to acquire the security. Call options written on securities will be covered by ownership of liquid securities or an offsetting option.

CREDIT DERIVATIVES

     The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

     In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security.

     Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS")

     The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

     An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

     A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

     A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

     It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Subadvisers expect to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

CORPORATE BONDS AND OTHER DEBT SECURITIES

     The Fund may invest in corporate bonds, including below investment grade quality bonds, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). The Fund will not invest more than 10% of its total assets at the time of acquisition in Non-Investment Grade Bonds. Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

     Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. A Subadviser seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

     The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on a Subadviser's research and analysis when investing in Non-Investment Grade Bonds. A Subadviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

     A general description of the ratings of securities by Moody's Investor Service ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") is set forth in Appendix A to this SAI Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develops their own independent analysis of issuer credit quality.

     In the event that a rating agency, or a Subadviser, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, a Subadviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

INVESTMENT RESTRICTIONS

     FUNDAMENTAL RESTRICTIONS

     The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

          (1) Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

          (2) Issue senior securities, as defined in the 1940 Act, other than
     (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

          (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements; (c) lending its portfolio securities; (d) as otherwise permitted by exemptive order of the Securities and Exchange Commission;

          (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

          (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

          (8) Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries.

     NONFUNDAMENTAL RESTRICTION

     The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Directors without approval of the Fund's shareholders. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

     Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by a Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

     The Fund's name suggests that it will focus on a type of investment, within the meaning of Rule 35d-l of the 1940 Act. The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets, plus any borrowing for investment purposes, in the securities of large-capitalization companies. As a result, the Fund's shareholders will receive at least 60 days prior notice of any change in the policy to invest at least 80% of its net assets in the manner described above.

PORTFOLIO TURNOVER

     Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains. Neither Subadviser will consider portfolio turnover as a limiting factor in the management of the Fund.

TEMPORARY BORROWINGS

     The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

                             ADDITIONAL RISK FACTORS

LEVERAGE RISK

     If the Fund borrows for investment purposes and/or issues preferred shares, the Fund will be subject to Leverage Risk. Although the use of leverage by the Fund may create an opportunity for higher total return for the shares of Common Stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Fund's return on its shares of Common Stock will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with leverage proceeds does not cover the cost of leverage, the return on the Fund's shares of Common Stock will be less than if leverage had not been used. In these circumstances, SAAMCo in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stock Shareholders including:

     - the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

     - the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Fund must pay will reduce the return to the shareholders of Common Stock;

     - the effective of leverage in a declining market, which is likely to cause greater decline in the net asset value of the shares of Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares of Common Stock;

     - when the Fund uses financial leverage, the investment advisory fees payable to SAAMCo will be higher than if the Fund did not use leverage; and

     - leverage may increase operating costs, which may reduce the Fund's total return.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. SAAMCo does not believe that these covenants or guidelines will impede the Subadvisers from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

CREDIT RISK

     Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Fund's preferred shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Stock. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

INTEREST RATE RISK

     Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Stock may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

CONVERTIBLE SECURITIES RISK

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

                             DIRECTORS AND OFFICERS

     The Directors of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Directors and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                                                                               NUMBER OF
                                          TERM OF                                         PORTFOLIOS IN FUND
                       POSITION(S)       OFFICE AND                                           COMPLEX (2)
                        HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
 NAME, AGE & ADDRESS       FUND          SERVED(1)                PAST 5 YEARS                BY DIRECTOR
 -------------------   -----------   -----------------   ------------------------------   ------------------
INTERESTED
DIRECTORS AND
OFFICERS

Peter A. Harbeck (3)   Director      September 2005 to   President, CEO and Director,             100
DOB:                                 Present             SAAMCo (August 1995 to
January 23, 1954                                         present) Director, AIG
                                                         SunAmerica Capital Services,
                                                         Inc. ("SACS") (August 1993 to
                                                         present); President and CEO,
                                                         AIG Advisor Group, Inc. (June
                                                         2004 to present).

Vincent Marra          President     September 2005 to   Senior Vice President and                N/A
DOB:                                 Present             Chief Operating Officer,
May 28. 1950                                             SAAMCo (February 2003 to
                                                         Present); Chief Administrative
                                                         Officer, Chief Operating
                                                         Officer and Chief Financial
                                                         Officer, Carret & Co. LLC
                                                         (June 2002 to February 2003);
                                                         President and Chief Operating
                                                         Officer, Bowne Digital
                                                         Solutions (1999 to May 2002).

Gregory N.             Secretary     September 2005 to   Senior Vice President and                N/A
Bressler                             Present             General Counsel, SAAMCo (June
DOB:                                                     2005 to Present); Vice
November 17, 1966                                        President and Director of U.S.
                                                         Asset Management Compliance,
                                                         Goldman Sachs Asset
                                                         Management, L.P. (June 2004 to
                                                         June 2005); Deputy General
                                                         Counsel (2002 to June 2004),
                                                         Credit Suisse Asset
                                                         Management, LLC. (June 2002 to
                                                         June 2004); Counsel (January
                                                         2000 to June 2002).

Donna M. Handel        Treasurer     September 2005 to   Senior Vice President, SAAMCo            N/A
DOB:                                 Present             (December 2004 to Present);
June 25, 1966                                            Vice President, SAAMCo (1997
                                                         to December 2004).

                                DISINTERESTED DIRECTORS

                                                                             NUMBER OF
                                      TERM OF                              PORTFOLIOS IN
                                    OFFICE AND                                  FUND
                      POSITION(S)    LENGTH OF                                COMPLEX
                       HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, AGE & ADDRESS     FUND(4)     SERVED (1)     DURING PAST 5 YEARS      BY DIRECTOR    OTHER DIRECTORSHIPS HELD
-------------------   -----------   ----------   -----------------------   -------------   ------------------------
Jeffery S. Burum      Director      September    Founder and CEO of              42        None
February 27, 1963                   2005 to      National Housing
                                    Present      Development Corporation
                                                 (January 2000 to
                                                 Present); Founder,
                                                 Owner and Partner of
                                                 Colonies Crossroads,
                                                 Inc. (January 2000 to
                                                 Present); Owner and
                                                 Managing Member of
                                                 Diversified Pacific
                                                 Development Group, LLC
                                                 (June 1990 to Present).

Dr. Judith L. Craven  Director      September    Retired                         91        Director, A.G. Belo
October 6, 1945                     2005 to                                                Corporation (1992 to
                                    Present                                                Present); Director,
                                                                                           Sysco Corporation (1996
                                                                                           to Present); Director,
                                                                                           Luby's Inc. (1998 to
                                                                                           Present); Director,
                                                                                           University of Texas
                                                                                           Board of Regents (May
                                                                                           2001 to Present).

William F. Devin      Director      September    Retired                         91        Member of the Board of
December 30, 1938                   2005 to                                                Governors, Boston Stock
                                    Present                                                Exchange (1985-Present).

                                                                              NUMBER OF
                                       TERM OF                              PORTFOLIOS IN
                                     OFFICE AND                                  FUND
                       POSITION(S)    LENGTH OF                                COMPLEX
                        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN
 NAME, AGE & ADDRESS     FUND(4)     SERVED (1)     DURING PAST 5 YEARS      BY DIRECTOR    OTHER DIRECTORSHIPS HELD
 -------------------   -----------   ----------   -----------------------   -------------   ------------------------
Samuel M. Eisenstat    Chairman of   September    Attorney, solo                  52        Director, North European
March 7, 1940          the Board     2005 to      practitioner                              Oil Royal Trust.
                                     Present

Stephen J. Gutman      Director      September    Associate, Corcoran             52        None
May 10, 1943                         2005 to      Group (Real Estate)
                                     Present      (2003 to Present);
                                                  President and Member of
                                                  Managing Directors,
                                                  Beau Brummel- SoHo LLC
                                                  (licensing of menswear
                                                  specialty retailing and
                                                  other activities) (June
                                                  1988 to Present).

William J. Shea        Director      September    President and CEO,              52        Chairman of the Board,
DOB: February 9,                     2005 to      Conseco, Inc.                             Royal and SunAlliance
1948                                 Present      (Financial Services)                      U.S.A., Inc. (March 2005
                                                  (2001 to 2004);                           to Present); Director,
                                                  Chairman of the Board                     Boston Private Financial
                                                  of Centennial                             Holdings (October 2004
                                                  Technologies, Inc.                        to Present).
                                                  (1998 to 2001); Vice
                                                  Chairman, Bank Boston
                                                  Corporation (1993 to
                                                  1998).

(1)  Directors serve until their successors are duly elected and qualified.

(2) The "Fund Complex" consists of all registered investment companies for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser. The "Fund Complex" includes the Fund (1 fund), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios), Seasons Series Trust (24 portfolios) and SunAmerica Focused Alpha Growth Fund, Inc. (1 fund).

(3) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo, Director of SACS and President and CEO of AIG Advisor Group, Inc.

(4) After a Director's initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he serves:

- Messrs. Burum and Devin, as Class I Directors, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders

- Dr. Craven and Mr. Shea, as Class II Directors, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders

- Messrs. Eisenstat, Gutman and Harbeck, as Class III Directors, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders

     The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SACS and other affiliates of AIG.

     The Board of Directors has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

     Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non audit fees; and preparing and submitting Committee minutes to the full Board. The Audit Committee has met one time since the inception of the Fund.

     Two Disinterested Directors serve on the Nominating and Compensation Committee. The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholder meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Director. The Nominating and Compensation Committee has met one time since the inception of the Fund.

     The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board of Directors. The Ethics Committee will inform the Board of Directors of violations or waivers to the code, as appropriate. The Ethics Committee has met one time since the inception of the Fund.

     The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The Governance Committee has met one time since the inception of the Fund.

SHARE OWNERSHIP

     As of the date of this SAI, the Directors and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. On November 14, 2005, SAAMCo purchased $100,000 in shares of the Fund at an initial subscription price of $19.10 per share and was the sole shareholder as of this date.

COMPENSATION OF OFFICERS AND DIRECTORS

     The Fund pays the fees and expenses of those Directors who are not Interested Persons (the "Disinterested Directors"). The Directors who are Interested Persons receive no compensation from the Fund. Disinterested Directors receive an annual amount of $5,000 ($7,500 for the Chairman of the Fund) for serving as a Director, which includes membership on any committee. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

     The following table sets forth certain information regarding the estimated compensation of the Fund's Disinterested Directors for the calendar year ending December 31, 2005.

                                                PENSION OF                              AGGREGATE
                           AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPENSATION FROM
                       COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON     THE FUND COMPLEX
                            THE FUND          FUND EXPENSES         RETIREMENT      PAID TO DIRECTORS
                       -----------------   -------------------   ----------------   -----------------
Jeffery S. Burum             $5,000                 --                  --               $ 71,917
Dr. Judith L. Craven         $5,000                 --                  --               $160,367
William F. Devin             $5,000                 --                  --               $163,567
Samuel M. Eisenstat          $7,500                 --                  --               $143,675
Stephen J. Gutman            $5,000                 --                  --               $103,650
William J. Shea              $5,000                 --                  --               $ 98,233

CODE OF ETHICS

     The Fund and SAAMCo have adopted a written Code of Ethics (the "SAAMCo Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person is defined in the SAAMCo Code as: (1) any trustee, director, officer, general partner or advisory person of the Fund or SAAMCo; (2) any director or officer of SACS who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the review officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SAAMCo, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Fund. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SAAMCo reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SAAMCo Code by Access Persons of the Fund or SAAMCo during the quarter.

     The Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics comply with the requirements of Rule 17j-1 under the 1940 Act. Further, the Subadvisers report to SAAMCo on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SAAMCo reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SAAMCo.

     The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

PROXY VOTING POLICY

     Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund's investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

     The Fund has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with recordkeeping of proxy votes.

     Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SAAMCo nor any Subadviser has discretion concerning proxy voting decisions.

     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the Subadvisers consider are the quality and depth of the company's management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When the Fund's Subadvisers are dissatisfied with a company's management, the Fund typically will sell the holding.

     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request guidance or a recommendation from the proxy voting committee, or other appropriate personnel of SAAMCo and/or the Subadvisers of the Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

     Examples of the Fund's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

     -    Vote with management recommendations on most corporate matters;

     - Vote with management recommendations on proposals to increase or decrease authorized common stock;

     - Vote against the authorization of preferred stock if the Company's board has unlimited rights to set the terms and conditions of the shares;

     - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     -    Vote against most shareholder proposals;

     - Abstain from voting on social responsibility or environmental matters, unless the Fund's objective is directly related to the social or environmental matter in question;(5)

     - Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(6) and

     - May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

(5) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(6) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

     Conflicts of Interest. Senior management of the Fund and SAAMCo, including members of the proxy voting committee and legal and compliance personnel, and in consultation with the Subadvisers, if necessary, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were predetermined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

     However, if a situation arises where a vote presents a conflict between the interests of the Fund's Common Stock Shareholders and the interests of SAAMCo, and the conflict is known to the Fund, senior management of the Fund and SAAMCo, including the proxy voting committee, will be consulted.

     Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

     Proxy Voting Records. IRRC will maintain records of voting decisions for each vote cast on behalf of the Fund. Pursuant to Securities and Exchange Commission requirements, on an annual basis the Fund will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the Securities and Exchange Commission's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as investment adviser to the Fund. SAAMCo was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG is also the parent company of AIG Financial Advisors, Inc., Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc. and other broker-dealers which may offer shares of the Fund. SAAMCo provides investment advice and management services to mutual funds and private accounts. As of September 30, 2005, SAAMCo managed, advised or administered assets of more than $43.7 billion.

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by SAAMCo under the Advisory Agreement and the Administrative Services Agreement. Except to the extent otherwise specified in those agreements, the Fund pays, or causes to be paid, all other expenses of the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Fund will pay offering costs of the Fund (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.00667 per share) up to an aggregate of $.04 per share of the Fund's Common Stock. SAAMCo has agreed to pay organizational expenses. SAAMCo has also agreed to pay offering costs of the Fund to the extent they exceed $.04 per share of the Fund's Common Stock. The aggregate organizational expenses payable to SAAMCo are currently estimated to be $40,681. The aggregate offering costs to be incurred by the Fund are currently estimated to be $468,856 (including amounts incurred by SAAMCo on behalf of the Fund).

     Pursuant to its investment advisory agreement ("Advisory Agreement") with the Fund, SAAMCo oversees certain aspects of the business and affairs of the Fund, and selects, with and compensates the Subadvisers to manage the Fund's assets. SAAMCo monitors the compliance of the Subadvisers with the investment objective and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically on such performance to the Board of Directors. Pursuant to the Advisory Agreement, the Fund will pay SAAMCo a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

     Marsico and Mercury have been retained by SAAMCo as the Subadvisers to the Fund to manage the investment and reinvestment of the Fund's assets.

     Marsico is a Delaware limited liability company and a wholly-owned indirect subsidiary of Bank of America Corp. and is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. As of September 30, 2005, Marsico had approximately $57.1 billion in assets under management.

     Mercury is a Delaware limited partnership with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As of September 30, 2005, Mercury and its affiliates had $518 billion in client assets under management.

     Pursuant to the investment subadvisory agreements ("Subadvisory Agreements") between SAAMCo and Marsico and Mercury, respectively, Marsico and Mercury select the investments made by the Fund. Pursuant to the Subadvisory Agreements, SAAMCo will pay Marsico and Mercury a fee equal to a percentage of the average daily total assets of the Fund allocated to the Subadviser.

PORTFOLIO MANAGERS

     OTHER MANAGED ACCOUNTS

     The Subadvisers are primarily responsible for the day-to-day investment and reinvestment of the Fund's assets and are often engaged in the management of various other accounts. The total number of other accounts managed by each portfolio manager (whether managed as part of a team or individually) and the total assets in those accounts, as of September 30, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.

                             OTHER MANAGED ACCOUNTS
                           (AS OF SEPTEMBER 30, 2005)

                                    REGISTERED INVESTMENT            OTHER POOLED
                                          COMPANIES              INVESTMENT VEHICLES        OTHER ACCOUNTS
                                  -------------------------   -------------------------   ------------------
                                   NO. OF                      NO. OF                      NO. OF     TOTAL
SUBADVISER    PORTFOLIO MANAGER   ACCOUNTS       ASSETS       ACCOUNTS    TOTAL ASSETS    ACCOUNTS    ASSETS
----------   ------------------   --------   --------------   --------   --------------   --------   -------
                                             (in $millions)              (in $millions)
Marsico      Marsico, Thomas F.      35         $ 26,810         12         $  1,389        209*      22,369
Mercury      Doll, Robert C.         16         $8,079.1          6         $3,589.4          3      $   732

----------
* (1 of the "other accounts" is a wrap fee platform which includes 22,829 underlying clients for total assets of $8,482,000,000)

     MARSICO'S POTENTIAL CONFLICTS OF INTEREST

     As shown in the tables above, the portfolio managers are responsible for managing other accounts ("Other Managed Accounts") in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Accounts.

     - Trade Allocations. One situation where a conflict may arise between the Fund and an Other Managed Account is in the allocation of trades among the Fund and the Other Managed Account. For example, a Subadviser may determine that there is a security that is suitable for the Fund as well as for Other Managed Accounts of a Subadviser, which have similar investment objectives. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Fund and the Subadvisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Fund and Other Managed Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

     - Allocation of Portfolio Managers' Time. The portfolio managers' management of the Fund and Other Managed Accounts may result in the portfolio managers' devoting a disproportionate amount of time and attention to the management of a Fund and Other Managed Accounts if the Fund and Other Managed Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Subadvisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Subadvisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

     MERCURY'S POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following: Certain investments may be appropriate for the Fund and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Fund.

     To the extent that the Fund's portfolio manager has responsibilities for managing accounts in addition to the Fund or for other business activities, the portfolio manager will need to divide his time and attention among relevant accounts and activities.

     In some cases, a real, potential or apparent conflict may also arise where
(i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where the portfolio manager owns an interest in one fund or account he manages and not another.

     FUND OWNERSHIP

     The following table sets forth the dollar range of equity securities of the fund beneficially owned by the portfolio manager as of September 30, 2005.

PORTFOLIO MANAGER     DOLLAR RANGE
-----------------     ------------
Robert C. Doll, Jr.   None

Thomas F. Marsic      None

     - Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally each Subadviser's code of ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, there is no assurance that the Subadviser's codes of ethics will eliminate such conflicts.

     Other than the conflicts described above, the Fund is not aware of any material conflicts that may arise in the connection with each Subadviser's management of the Fund's investments and such Other Accounts.

COMPENSATION

     MARSICO

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

     MERCURY

     Portfolio Manager Compensation Overview

     The portfolio manager compensation program of Fund Asset Management, Merrill Lynch Investment Managers and their affiliates, including Mercury (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

     COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative pre-tax investment performance of the portfolios that they manage.

     BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     Due to Mr. Doll's unique position (as Portfolio Manager, President and Chief Investment Officer of MLIM, and Senior Vice President of Merrill Lynch & Co.), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

     CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of the Company. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the

"downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

     OTHER BENEFITS

     Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

INVESTMENT ADVISORY SERVICES

     Under the general supervision of the Board of Directors, SAAMCo supervises the daily business affairs of the Fund and provides various services to the Funds. SAAMCo has delegated portfolio management responsibilities to the Subadvisers. The Subadvisers are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates for their respective portion of the Fund.

Board Approval of the Advisory Agreement and Subadvisory Agreements

     The Board of Directors (the "Board"), including the Directors that are not interested persons of the Fund (the "Disinterested Directors"), approved the Investment Advisory and Management Agreement between the Fund and SAAMCo (the "Advisory Agreement") for an initial period of two years, at a meeting held on September 26, 2005. At this same meeting, the Board also approved the form of Subadvisory Agreements between Merrill Lynch Investment Management, L.P. doing business as Mercury Advisors ("Mercury") and Marsico Capital Management LLC ("Marsico"), SAAMCo and the Fund. The Advisory Agreement and the Subadvisory Agreements are collectively referred to as the "Advisory Agreements."

     In accordance with Section 15(c) of the 1940 Act, the Board received materials for its consideration of the following: (1) the nature, extent and quality of services to be provided by SAAMCo and the Subadvisers; (2) the costs of services to be provided and benefits realized by SAAMCo and the Subadvisers, including a comparison of fees with those of other advisers; (3) the terms of the Advisory and Subadvisory Agreements; (4) economies of scale; (5) the overall organization of SAAMCo and the Subadvisers, including the management personnel and operations; and (6) the investment performance of the Subadvisers as compared to their appropriate indices. Experienced counsel that is independent of SAAMCo provided guidance to the Disinterested Directors. These factors, as described in more detail below were considered by the Board.

     A. Nature, Extent and Quality of Services

     The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by the advisers. In making its evaluation, the Board considered that SAAMCo would act as investment manager and adviser to the Fund, and would be responsible for managing the daily business affairs of the Fund including obtaining and evaluating economic, statistical, and financial information and to formulate and implement investment policies for the Fund. Additionally, SAAMCo would be responsible for monitoring and reviewing the activities of the Subadvisers. Finally, the Board noted that SAAMCo would provide administrative services to the Fund pursuant to a separate Administrative Services Agreement.

     The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board considered that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund. The Board reviewed each Subadviser's history, structure and size, visibility and resources to attract and retain highly qualified investment professionals. Given that the Fund is a multi-managed fund, the Board also considered how each proposed Subadviser's style would fit with and complement the other Subadviser to the Fund. With respect to administrative services to be provided by the Subadvisers, the Board considered that each Subadviser provides general assistance in marketing and has developed internal procedures for monitoring its compliance with certain investment objectives, policies and restrictions of the Fund as set forth in the prospectus.

     The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by SAAMCo and the Subadvisers and that there was a reasonable basis on which to conclude that SAAMCo and the Subadvisers would be capable of providing the high quality of investment management services expected by the Board.

     B. The Amount and Structure of the Advisory Fees

     The Board, including the Disinterested Directors, received and reviewed information regarding the fees paid by the Fund to SAAMCo for investment advisory and management services. The Board considered this information in order to determine the reasonableness of the fees in light of the nature and quality of SAAMCo's services and any additional benefits received by SAAMCo or its affiliates in connection with providing such services to the Fund. The Board also considered the subadvisory fees, and compared the fees to those of other advisers. With respect to the subadvisory fees the Board also considered any indirect costs and benefit of providing such subadvisory services.

     To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper, Inc. ("Lipper"). The reports compared the advisory and subadvisory fees paid out by the Fund and SAAMCo, respectively, to fees paid by funds within its peer group. For the advisory fee, which is to be paid by the Fund to SAAMCo, the Board considered that the proposed fee was only .02% higher than the peer group's median fee. The Board further considered that the Fund's estimated total expenses were lower than the peer group's median total expenses.

     In a memo prepared by SAAMCo and presented to the Board, SAAMCo stated that the advisory fee rates for each Subadviser were negotiated at arms length based on the consideration of a variety of factors, including: the value of the services provided, the competitive environment in which the Fund is marketed; the investment characteristics of the Fund relative to other similar funds in its category as tracked by Lipper; and fees charged to comparable funds.

     In considering the subadvisory fees, the Board, including the Disinterested Directors, considered that the Fund pays a fee to SAAMCo pursuant to the Advisory Agreement, and that, in turn, SAAMCo rather than the Fund pays a fee to each Subadviser. Therefore, the Board considered the amount retained by SAAMCo and the fee paid to the Subadvisers with respect to the different services provided by the Subadvisers.

     On the basis of the information considered, the Board was satisfied that the advisory and subadvisory fees were fair in light of the usual and customary charges made for services of similar nature and quality.

     C. Terms of the Advisory Agreement

     The Board, including the Disinterested Directors, received a draft of the proposed Advisory Agreements. The Board considered that the Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. The Board further considered that they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act and that the Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

     In reviewing the terms of the Advisory Agreement, the Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Directors and Officers who are employees of SAAMCo. The Board also considered the termination and liability provisions of the Advisory Agreement.

     With respect to the Subadvisory Agreements, the Board further considered that under the terms of the Subadvisory Agreements, no Subadviser is liable to the Fund, or its shareholders, for any act or omission by the Subadviser or for any losses sustained by the Fund, or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence and reckless disregard of obligations or duties. The Board considered that the Subadvisory Agreements contained a provision that would apportion liability between the Fund and SAAMCo for claims that the underwriters might seek to bring against the Subadviser under the Purchase Agreement. The Board also considered that each Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

     D. Economies of Scale

     The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Funds. The Board concluded that any potential economies of scale are being shared between shareholders and SAAMCo in an appropriate manner. The Board considered that the funds in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered anticipated efficiencies in the processes of the AIG SunAmerica complex as it adds labor and capital to expand the scale of operations.

     The Board considered that the advisory fee structure of the Advisory Agreements were reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it would continue to review fees, including breakpoints and expense caps in connection with contract renewals.

     E. Compliance

     The Board considered SAAMCo's and the Subadvisers' Code of Ethics, as well as their compliance and regulatory history, including information concerning their involvement in any regulatory actions or investigations. In addition, the Board considered the compliance staff, which would be responsible for providing compliance functions for SAAMCo and the Subadvisers. The Board further considered that SAAMCo's compliance staff would be responsible for providing compliance functions on behalf of the Fund.

     F. The Overall Organization of SAAMCo

     The Board, including the Disinterested Directors, considered the benefits to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered SAAMCo's experience in providing management and investment advisory services to individuals, pension, corporate and trust accounts, including approximately 130 mutual funds (not including the Fund), and the fact that SAAMCo currently manages, advises and/or administers approximately $41 billion. The Board also considered SAAMCo's relationships with its affiliates and the resources available to them.

     G. Investment Performance

     The Board, including the Disinterested Directors, received information regarding investment performance of the proposed Subadvisers. The Board considered information prepared by SAAMCo, based on information provided by Morningstar, a provider of investment company data. Specifically, the Board considered each Subadviser's historical performance, as measured by net total return as compared to their appropriate indices. For Marsico, the Board considered that its net total return on a similarly managed focused style account had outperformed the Russell 1000 Growth Index for each of the last five calendar years. The Board further considered Marsico's recent performance in managing a SAAMCo-advised closed-end fund. For Mercury, the Board considered that its net total return on a similarly managed focused style account had outperformed the Russell 1000 Value Index each of the past five years and the Morningstar Large-Cap Value category over five of the past six months.

     H. Conclusion

     Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Disinterested Directors, were satisfied that the terms of the Advisory Agreements were fair and in the best interest of the Fund and its shareholders, and that the advisory and subadvisory fee rates provided in the Advisory Agreements are acceptable in light of the usual and customary charges made for services of similar nature and quality. In arriving at a decision to approve the Advisory Agreements, the Board did not identify any single factor or group of factors as being more important than the others, but considered all factors together.

ADMINISTRATIVE SERVICES

     SAAMCo also serves as administrator to the Fund. Under the Administrative Services Agreement, SAAMCo is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund's Board. SAAMCo will provide the Fund with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. SAAMCo's administrative services include recordkeeping, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings and other administrative services necessary to conduct the Fund's affairs. For its services as administrator, SAAMCo is entitled to receive a monthly fee at the annual rate of .04% of the Fund's average daily total assets.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Board of Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

     As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

     Non-convertible bonds and debentures, other long-term debt securities and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

     Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate.

     Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.

     The Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PORTFOLIO TRADING

     Decisions concerning the execution of portfolio security transactions for the Fund, including the selection of the market and the executing firm, are made by the Subadvisers. Each Subadviser is also responsible for the execution of transactions for all other accounts managed by it. Each Subadviser generally aggregates the portfolio security transactions of the Fund and other accounts managed by it for execution with many firms and allocates the orders across all participating accounts upon execution. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SAAMCo or one of the Subadvisers. Accounts that are considered to be managed in the same investment style (based on investment objectives, time horizons, tax considerations, etc.) will generally be allocated in a fair and equitable manner. The Subadvisers use their best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution each Subadviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Subadviser, the actual price of the security, the commission rates charged, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

     Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

     Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

     Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Subadvisers, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Subadviser's clients in part for providing brokerage and research services to the Subadviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each Subadviser may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser need not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Subadvisers may receive Research Services from many broker-dealer firms with which the Subadvisers place the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by a Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadvisers in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. Each Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it in rendering investment advisory services to its clients. If only part of the Research Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

     The Fund and each Subadviser may also receive Research Services from underwriters and dealers in initial public offerings, which Research Services are reviewed and evaluated by the Subadviser in connection with its investment responsibilities.

     Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by a Subadviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Subadvisers will allocate the security transactions (including initial public offerings and other new issues) in a manner which it believes to be fair and equitable under the circumstances and in accordance with applicable laws and regulations. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Generally, participating accounts will receive the weighted average execution price per broker for the day and will pay the commissions, fees and other charges on a weighted average basis. However there may be instances where a smaller account receives its entire allocation before a larger account in order to minimize transaction costs or an account that specializes or concentrates holdings in a particular industry is given priority in allocation over other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits received from each Subadviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income from an interest in a "qualified publicly traded partnership," as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies), of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships" and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a "qualified publicly traded partnership." To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividend income" in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     Distributions from the Fund derived from investment income and net short-term capital gains, as described below generally will be taxable to Common Stock Shareholders as dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to Common Stock Shareholders as long-term capital gain, regardless of how long a Common Stock Shareholder has held the shares in the Fund.

     If a Common Stock Shareholder's distributions are automatically reinvested pursuant to the Plan the Common Stock Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Stock Shareholder would have received if the shareholder had elected to receive cash.

     Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Stock Shareholder and the Fund and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

     A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the

Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

     Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

     Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     If the Fund invests in "qualified publicly traded partnerships," the separate treatment for publicly traded partnerships under the passive activity rules of the Code would apply to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Stock Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify for the reduced tax rates applicable to qualified dividend income.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Foreign investors should note that there may be U.S. tax withholdings on all or a portion of distributions paid to them. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

     The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, if the Fund has more then one class of shares, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

STATE AND LOCAL TAXES

     Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

                                OTHER INFORMATION

     The Fund is a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation dated September 7, 2005, as amended and restated September 26, 2005 and filed with the State Department of Assessments and Taxation of Maryland on that date. The Articles of Incorporation provide that the Directors of the Fund may authorize separate classes of shares; approve the Articles to increase or decrease the approved number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue; and classify or reclassify any unissued shares by action of the Board of Directors. The Directors have currently authorized 200,000,000 shares of Common Stock (par value $.001 per share), amounting in an aggregate par value of $200,000. The Fund intends to hold annual meetings of Common Stock Shareholders in compliance with the requirements of the New York Stock Exchange.

     The Articles provide that the Directors will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Directors did not have reasonable cause to believe that such actions were unlawful; but nothing in the Articles protects a Director against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

     The Articles provide that no person shall serve as a Director if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

     The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Focused Alpha Large-Cap Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Fund") at November 14, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
December 19, 2005

                  SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                NOVEMBER 14, 2005

ASSETS:
Cash                                                  $  100,000
Net assets                                            $  100,000

NET ASSETS COMPOSED OF:
Common stock shares at par value                               5
Additional paid-in capital                                99,995
                                                         100,000
Net assets                                            $  100,000
Common stock shares outstanding (200,000,000 shares
   authorized, $.001 par value)                        5,235.602
Net asset value per share                             $    19.10

See Notes to Financial Statements

                  SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 14, 2005

Note 1. Organization

SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Maryland corporation on September 7, 2005 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Articles of Incorporation permits the Fund to issue up to 200,000,000 full and fractional shares of common stock at par value of $.001 per share. The Board of Directors (the "Directors") has currently authorized 200,000,000 shares of common stock. The Fund has had no operations to date other than matters relating to its organization under the 1940 Act and the sale and issuance of 5,235.602 of its common stock shares ("Shares") on November 14, 2005 to AIG SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Fund's investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) of large-capitalization companies and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies in the preparation of the financial statements.

ORGANIZATION EXPENSES AND OFFERING COSTS: The Fund will pay offering costs (excluding the sales load, but inclusive of the reimbursement of underwriter expenses of $.00667 per share) of the Fund up to an aggregate of $0.04 per share of the Fund's common stock. The Fund's offering costs are estimated to be $768,856 assuming 7,500,000 shares of common stock are sold in the Fund's initial public offering. Offering costs will be charged to paid-in capital at the time such shares of common stock are issued. SAAMCo has agreed to pay organizational expenses. SAAMCo has also agreed to pay offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.00667 per share) to the extent they exceed $0.04 per common share issued. SAAMCo will pay all of the organizational expenses estimated to be $40,681 and based on the estimated offering size, offering costs of $468,856. The actual number of shares that are sold in the initial public offering and associated offering costs and organizational expenses may differ significantly from the above estimates.

FEDERAL TAXES: The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to the Fund is computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily total assets.

SAAMCo also serves as administrator to the Fund. Under the Administrative Services Agreement, SAAMCo is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund's Directors. For its services as administrator, SAAMCo is entitled to receive a monthly fee at the annual rate of 0.04% of the Fund's average daily total assets.

SAAMCo has engaged Marsico Capital Management, LLC ("Marsico") and Merrill Lynch Investment Managers L.P., doing business as Mercury Advisors ("Mercury"), as subadvisers (collectively, the "Subadvisers") to manage the investment of the Fund's assets. Marsico will manage the large-cap growth portion of the Fund, and Mercury will manage the large-cap value portion of the Fund.

Each Subadviser is paid by SAAMCo a fee equal to a percentage of the average daily total assets of the Fund allocated to the Subadviser.

Note 4. Other Information

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of SAAMCo. Neither SAAMCo or its respective officers and directors nor the Fund have been named in the complaint, and the complaint does not seek any penalties against them.

In SAAMCo's view, the matters alleged in the lawsuit are not material in relation to its financial position or its ability to provide services to the Fund. Due to a provision in the law governing the operation of mutual funds and closed-end funds, however, if the lawsuit results in an injunction being entered against AIG, then SAAMCo will need to obtain permission from the Securities and Exchange Commission to continue to service the Fund. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

                                   APPENDIX A

                                     RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

LONG-TERM DEBT SECURITIES AND PREFERRED STOCK RATINGS

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                         STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

     AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C:1 The Rating C1 is reserved for income bonds on which no interest is being paid.

     D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (degrees) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATING DEFINITIONS

     A S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-l is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (degrees). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                  FITCH RATINGS

INVESTMENT GRADE RATINGS:

     AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-l degrees.

     A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE RATINGS

     BB: Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds and preferred stocks are in imminent default in payment of interest or principal.

     DDD, DD AND D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (degrees) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

     NR: Indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-l: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1 degrees.

     F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1 degrees and F-1 categories.

     F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                     *******

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.